Cash and cash equivalents	12 Months Ended
Dec. 31, 2021
Cash and cash equivalents..
Cash and cash equivalents

Note 23 - Cash and cash equivalents

   Accounting policies

Cash is measured on initial recognition at cost.

DKK thousand	2021	2020
DKK	11,336	286,222
USD	1,098,160	568,444
EUR	19,607	105,555
Total cash and cash equivalents	1,129,103	960,221

Cash includes proceeds from draw down on “Oberland”, USD 100 million. As discussed in note 25, the loan is subject to a liquidity covenant under which the Group must hold at least USD 100 million until cer-tain conditions are met.